UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

BioMarin Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26727		68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(415) 506-6700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

o

Item 2.02 Results of Operations and Financial Condition.

Estimated Third Quarter 2025 Acquired In-Process Research and Development (IPR&D) Charges

In connection with its previously announced acquisition of Inozyme Pharma, Inc. on July 1, 2025, BioMarin Pharmaceutical Inc. (BioMarin) expects that its reported financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP) and its Non-GAAP financial results for the third quarter of 2025 will include acquired IPR&D charges of approximately $221 million on a pre-tax basis, representing a charge of approximately $1.10 to both GAAP Diluted earnings per share (EPS) and Non-GAAP Diluted EPS. BioMarin’s results for the quarter ended September 30, 2025, have not been finalized and are subject to BioMarin’s financial statement closing procedures. There can be no assurance that actual results will not differ from the preliminary estimates described herein. The preliminary, unaudited financial information in this Current Report on Form 8-K (this Report) does not present all information necessary for a complete understanding of BioMarin’s results for the quarter ended September 30, 2025, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

As previously disclosed, while acquired IPR&D charges may be incurred upon execution of acquisitions, collaborations, licensing agreements, and other business development transactions, BioMarin does not forecast acquired IPR&D charges at the time of execution of such agreements due to the uncertainty of the future occurrence, magnitude, and timing of these transactions in any given period.

The information in this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the Securities Act), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Report contains forward-looking statements about, among other things, BioMarin’s anticipated acquired IPR&D charges for the quarter ended September 30, 2025, and the related impact to BioMarin’s GAAP Diluted EPS and Non-GAAP Diluted EPS. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others, additional procedures BioMarin will undertake to finalize its results for the period that could result in changes to BioMarin's preliminary estimates described herein and those detailed in BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as such factors may be updated by any subsequent reports. Investors are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Information

This Report references Non-GAAP Diluted EPS, which is a financial measure that is not calculated in accordance with GAAP. Non-GAAP Diluted EPS is defined by BioMarin as Non-GAAP Income divided by Non-GAAP Weighted-Average Diluted Shares Outstanding. Non-GAAP Weighted-Average Diluted Shares Outstanding is defined by BioMarin as GAAP Weighted-Average Diluted Shares Outstanding, adjusted to include any common shares issuable under BioMarin’s equity plans and convertible debt in periods when they are dilutive under Non-GAAP. Non-GAAP Income is defined by BioMarin as GAAP Net Income excluding amortization of intangible assets, stock-based compensation expense and, in certain periods, certain other specified items. BioMarin also includes a Non-GAAP adjustment for the estimated tax impact of the reconciling items. BioMarin regularly uses both GAAP and Non-GAAP results and expectations internally to assess its financial operating performance and evaluate key business decisions related to its principal business activities: the discovery, development, manufacture, marketing and sale of innovative biologic therapies. Because such Non-GAAP metrics are important internal measurements for BioMarin, BioMarin believes that providing this information in conjunction with BioMarin’s GAAP information enhances investors’ and analysts’ ability to meaningfully compare BioMarin’s results from period to period and to its forward-looking guidance, and to identify operating trends in BioMarin’s principal business. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to comparable GAAP measures and should be read in conjunction with the consolidated financial information prepared in accordance with GAAP. Investors should note that the Non-GAAP information is not prepared under any comprehensive set of accounting rules or principles and does not reflect all of the amounts associated with BioMarin’s results of operations as determined in accordance with GAAP. Investors should also note that these Non-GAAP financial measures have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. In addition, from time to time in the future there may be other items that BioMarin may exclude for purposes of its Non-GAAP financial measures; likewise, BioMarin may in the future cease to exclude items that it has historically excluded for purposes of its Non-GAAP financial measures. Because of the non-standardized definitions, the Non-GAAP financial measure as used by BioMarin in this Report may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: October 7, 2025	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer